EXHIBIT 10(a)



                      Sutherland, Asbill & Brennan, L.L.P.
                    Atlanta o Austin o New York o Washington

1275 PENNSYLVANIA AVENUE, N.W.                             TEL:   (202) 383-0100
  WASHINGTON, D.C. 20004-2404                              FAX:   (202) 637-3593

                STEPHEN E. ROTH
           DIRECT LINE: (202) 383-0158
           Internet: sroth@sablaw.com


                                  June 16, 1997


VIA EDGARLINK
-------------

Board of Directors
Citicorp Life Insurance Company
800 Silver Lake Boulevard
Dover, DE  19904

Ladies and Gentlemen:

         We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information filed as part of Post-Effective Amendment No. 6 to the registration statement on Form N-4 for Citicorp Life Variable Annuity Separate Account (File No. 33-81626). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                                           Very truly yours,

                                                    SUTHERLAND, ASBILL & BRENNAN




                                                     By: /s/ Stephen E. Roth
                                                             Stephen E. Roth